Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Commitments and Contingencies
Commitments and Contingencies

Note 10. Commitments and Contingencies

From time to time, Athlon is a party to ongoing legal proceedings in the ordinary course of business, including workers’ compensation claims and employment related disputes.  Management does not believe the results of these proceedings, individually or in the aggregate, will have a material adverse effect on Athlon’s business, financial position, results of operations, or liquidity.

Additionally, Athlon has contractual obligations related to future plugging and abandonment expenses on oil and natural gas properties and related facilities disposal, long-term debt, commodity derivative contracts, operating leases, and development commitments.

Note 4. Commitments and Contingencies

Leases

        Athlon leases certain office space that has non-cancelable lease terms in excess of one year. The following table summarizes by year the remaining non-cancelable future payments under these operating leases as of December 31, 2012:

	Payments Due by Period
	Total	2013	2014	2015	2016	2017	Thereafter
	(in thousands)
Corporate office lease	$1,412	$381	$375	$375	$281	$—	$—
Midland office lease	375	90	92	96	97	—	—

Total	$1,787	$471	$467	$471	$378	$—	$—

        Athlon's operating lease rental expense was approximately $507 thousand and $272 thousand during 2012 and 2011, respectively.

Litigation

        Athlon is a party to ongoing legal proceedings in the ordinary course of business. Management does not believe the results of these proceedings, individually or in the aggregate, will have a material adverse effect on Athlon's business, financial position, results of operations, or liquidity.